UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 2, 2009

(Date of earliest event reported)

MERIX CORPORATION

(Exact name of registrant as specified in its charter)

OR	1-33752	931135197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15725 SW GREYSTONE COURT, SUITE 200 BEAVERTON, OREGON	97006
(Address of principal executive offices)	(Zip Code)

503-716-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities

Due to the slowdown in the global economy affecting demand, in February 2009, the Company reduced its global work force by approximately 230 people or roughly 6%. The work force reductions came from all of its facilities. The estimated cost associated with the severance benefits is approximately $1.3 million. This amount will be recorded in the Company’s fiscal third quarter 2009 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2009	MERIX CORPORATION

	By:	/s/ Kelly E. Lang
Kelly E. Lang
Executive Vice President, Finance and Chief Financial Officer